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                                                                   EXHIBIT 10.15

                           LOAN AND SECURITY AGREEMENT

            (ACCOUNTS, GENERAL INTANGIBLES, INVENTORY AND EQUIPMENT)

Worldwide Medical Corporation ("Borrower") has requested and will from time to time request extensions of credit from CAMEL FINANCIAL, INC. ("Lender"), a California corporation licensed under file #603-2144, on the security of Borrower's collateral. In order to induce Lender to make such extensions of credit and in consideration thereof, Borrower agrees as follows:

1.   LOANS:

     All loans under this Agreement shall be made pursuant to the following credit lines; however, at no time shall Borrower's aggregate indebtedness to Lender under these credit lines or from other sources exceed Borrower's Maximum Aggregate of the $250,000.00 ACCOUNTS RECEIVABLE LINE under which Lender may from time to time at Lender's sold discretion advance Borrower up to 80% of the net face amount of Borrower's eligible accounts (as defined below) reported to Lender.

2.   DEFINITIONS:

     A. As used in the Agreement, unless otherwise indicated by the context, the term "eligible accounts" means accounts (as defined by Section 9106 of the California Commercial Code) which:

          i.   are acceptable to Lender;

          ii.  have been validly assigned to Lender;

          iii. are from account debtors located in the United States;

          iv. as of the date of determining whether an account is "eligible" not more than 90 days has passed since the date of the account;

          v. are from account debtors from whom less than 25% of their total accounts to Borrower are otherwise ineligible;

          vi.  are from account debtors to whom Borrower is not in debt;
               (CONTRAS);

          vii. are from account debtors who are not owners, shareholders or officers of Borrower;

          viii. are from account debtors which are not owned wholly or in part by Borrower or any of Borrower's shareholders of officers;


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          ix.  are from account debtors who are not bankrupt;

          x. strictly comply with all of Borrower's warranties and representations to Lender.

     B. The term "indebtedness" means any and all sums owing Lender by Borrower, wherever and however created, whether contingent or liquidated, incurred directly or indirectly, including those incurred, under this or any other agreement between Borrower including any additions, renewals or extensions thereof and all other sums of whatever kind or nature, including interest, which Borrower at any time may owe Lender.

3.   LOAN INITIATION FEE:

     Borrower will advance and/or reimburse lender up to $250.00 for all out-of-pocket expenses incurred by Lender in entering into this transaction including without limitation, the cost of title searches, title reports, recording fees, reasonable attorneys' fees, audit expenses and other expenses similar to the foregoing. In addition, upon execution of the Agreement, Borrower agrees to pay a loan origination fee of $2,500.00. If after demand, such fees and expenses are not promptly paid to Lender, Lender may, but need not, charge Borrower's account as provided in Paragraph 12 herein.

4.   INTEREST AND CHARGES:

     A. Lender's interest on any and all advances to Borrower and additional charges pursuant to Paragraph 12 shall be at the ratio of (See Exhibit A per month and shall be computed on a 360-day year and upon the actual daily amount of Borrower's outstanding indebtedness. Should there be any change in the bank base rate on corporate loans (sometimes known as "prime rate") as from time to time published in The Wall Street Journal, or such other rate as the nation's largest banks may substitute therefor, from the rate on the date of this agreement, the rate of interest charged to Borrower shall be changed by a like amount. If Lender, at its sole discretion agrees to advance funds in any amount that is not supported by a valid invoice, an additional fee of 1.0% of the amount advanced will be charged to the Borrower's account in addition to the normal interest charges stated herein.

     B. If Borrower's accounts receivable loan balance exceeds 80% of the value of Borrower's eligible accounts (i.e., is over advanced) for any reason or combination of reasons, sorially or in conjunction, for thirty (30) days or longer, the amount of loan over advanced on each day thereafter shall be surcharged an additional 1/30th of 1% per day until such time as no over advance exists.

     C. In the event of Borrower's breach of this Agreement or the occurrence of any Event of Default as defined in Paragraph 16, Borrower agrees that the rate of interest charged as provided in Paragraph 4.! shall be increased by 6% per


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          annum as of the date of the occurrence of such Event of Default, until such time as no Event of Default exists.

     D. Notwithstanding the foregoing, Borrower agrees to pay minimum monthly interest of $2,500.00 per month.

     E. Lender's charges are to be computed monthly and paid by the first of every month, and if not so paid, those charges may be charged to Borrower's account as an advance, and shall be subject to interest charges as provided herein.

     F. Each accounting rendered by Lender to Borrower shall be deemed correct and binding unless Borrower notifies Lender in writing to the contrary within thirty (30) days after the date of each accounting rendered by Lender.

     G. In no event shall Lender's interest computed herein exceed the maximum rate permitted by law; any amounts paid in excess of the maximum permitted by law shall be returned to Borrower on demand.

5.   REPAYMENT:

     A. Each advance and Borrower's total indebtedness to Lender under the accounts receivable line shall be paid to Borrower as follows:

          i. the delivery to Lender of all collections received by Borrower on Borrower's accounts receivable;

          ii. the delivery to Lender from time to time on demand of a sum equal to the net fact amount of all accounts assigned to Lender and which remain uncollected more than 90 days from the date of each invoice or which are more than 60 days past due;

          iii. the delivery to Lender from time to time of a sum equivalent to the net face of accounts which become ineligible to Lender;

          iv. the delivery to Lender from time to time or upon demand a sum equivalent to the amount over advanced;

          v. notwithstanding anything to the contrary contained in this Agreement, no payment by check shall be deemed made to Lender until Five (5) Business Days after receipt by Lender to allow for, and subject to clearance.

     B. Borrower's indebtedness to Lender under any note shall be repaid as provided in any such note(s).

     C. In addition, Borrower's entire unpaid indebtedness, whenever and however created shall become immediately due and payable on demand and prior to demand on the occurrence of an Event of Default as defined in Paragraph 15


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          ("Event of Default:) or in case of termination whether by notice, lapse of time or otherwise, whichever occurs first.

6.   SECURITY INTEREST:

     A. all of Borrower's present and hereafter acquired inventory, including, but not by way of limitation, raw materials, work in process and finished goods of any nature and description;

     B. all of Borrower's present and hereafter acquired plant, office and other equipment, including, but not by limitation, machinery and all attachments and appurtenances thereto, tools, dies, molds, jigs, bores, patterns, appliances, fixtures, furniture and furnishings; including, but by way of limitation, that listed on Exhibit A attached hereto and made a part hereof;

     C. all of Borrower's account receivable whether or not eligible now existing or hereafter arising;

     D. all of Borrower's present and hereafter acquired contracts, computer programs and tapes, purchase orders, chattel paper, and negotiable documents;

     E. all of Borrower's present and hereafter acquired general intangibles, including, but not by way of limitation, Borrower's name and goodwill, trademarks, trade names, copyrights, processes, patents, patent rights, patent applications, licenses, inventions, royalties, commissions and tax refunds;

     F. all of Borrower's present and hereafter acquired bank and deposit accounts of every kind or nature;

     G. insurance policies of every kind and nature, including unearned premium rebates;

     H.   proceeds of all of the above;

     I. all ledger sheets, files, books, records and documents relating to accounts, inventory or other collateral;

     J. such other security designated on such separate written instruments, which Borrower now or hereafter delivers to Lender; and

     K. any and all other property of Borrower coming into Lender's possession or under Lender's control; all of which security interest, assignments and pledges Borrower hereby grants to Lender in accordance with and subject to Article 9 of the California Uniform Commercial Code. Each new advance (and all prior advances, indebtedness or liabilities) shall be covered by all security agreements which Borrower had then given or caused to be given to Lender.


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7.   SECURITY DOCUMENTS:

     Borrower agrees to execute upon demand by Lender any and all Financing Statements, continuation Statements or other statements intended to perfect Lender's security interest hereunder, in whatsoever form Lender may require, as provided for and defined in Article 9 of the California Uniform Commercial Code.

8.   WARRANTIES:

     So long as Borrower is indebted to Lender, Borrower warrants, represents and agrees that:

     A. the value of Borrower's inventory in which Lender has a security interest shall be at lease $ N/A;

     B. the value of Borrower's personal property and inventory in which Lender has a security interest shall be at least $ N/A;

     C. all security interests granted by Borrower to Lender or caused by Borrower to be granted to Lender are and will be first security interests on the property described in any and all documents pursuant to which such grant has been made (except insofar as Borrower has notified Lender to the contrary in writing);

     D. the property covered by all security agreements delivered or caused to be delivered by Borrower to Lender is solely owned by Borrower or the party described in such security agreement;

     E. the property covered by all security agreements delivered or caused to be delivered by Borrower to Lender (except for sales of inventory in the ordinary course of business) is free and clear of all liens, encumbrances, security interests and adverse claims other than created by such security agreements;

     F. the property covered by all security agreements delivered or caused to be delivered by Borrower to Lender is kept in good condition and repair, is not subject to waste, will not (except for sales of inventory in the ordinary course of business) be sold, transferred or assigned or removed from the premises described in the Security Agreement without first obtaining Lender's prior written consent;

     G. all accounts will have been created by absolute sales of Borrower's merchandise or services, will be genuine, bonafide and collectible, and Borrower will have and convey good, unencumbered and absolute title to Borrower's account debtors free of all third party claims;


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     H.   accounts will not be subject to any dispute, right of offset, counterclaim, or right of cancellation (except as such returns may be accepted pursuant to Paragraph 10 herein);

     I. at the time of creation of accounts, all property giving rise to Borrower's accounts will have been delivered to, and unconditionally accepted by each account debtor;

     J. Borrower will have performed all things required of Borrower by the terms of all agreements or purchase orders giving rise to all accounts;

     K. all accounts will be due and unconditionally payable on terms of thirty (30) days or less, or on such other terms (as are acceptable to Lender) which are expressly set forth on the face of all invoices, copies of which shall be delivered to lender, and no account will then be past due;

     L. all facts, figures and representations given or caused by Borrower to be given to Lender in connection with the value of the property given to Lender as security or regarding each advance or account or pertaining to anything done under this Agreement shall be true and correct;

     M. Borrower's books and records fully and accurately reflect all of Borrower's assets and liabilities (absolute and contingent) are kept in the ordinary course of business in accordance with generally accepted accounting principles consistently applied and all information contained therein is true and correct;

     N. the fair market value of the property covered by all security agreements delivered by Borrower to Lender is, and shall at all times be, not less than the price which Borrower paid therefor (less normal depreciation caused by ordinary wear and tear) and as represented to Lender;

     O. Borrower will not borrow any money except under this Agreement without first obtaining Lender's prior written consent;

     P. Borrower will not sell or assign any of Borrower's accounts or pledge, encumber, hypothecate, mortgage or otherwise create or grant any security interest on any of Borrower's property except to Lender;

     Q. all taxes of any governmental or taxing authority due or payable by, or imposed, levied or assessed against Borrower, have been paid and shall be paid in full before delinquency;

     R. there are no actions or proceedings pending by or against Borrower before any court or administrative agency, and there are no pending, threatened, or known to be imminent litigation, governmental investigations, or claims, complaints, or prosecutions involving Borrower except as heretofore disclosed in writing to Lender;


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     S.   Borrower has the legal power and authority to enter in the Agreement and to perform and discharge Borrower's obligations hereunder;

     T. if Borrower is a corporation, Borrower will do all things necessary to preserve Borrower's good standing in any state in which Borrower is incorporated and do business;

     U. every payment falling due on accounts assigned to Lender will be duly paid and received by Borrower on or before the earlier of ninety (90) days from the date of each invoice or sixty (60) days from the due date of each invoice; and

     V. Borrower will not move the location of Borrower's business or inventory from the address listed as Borrower's business address shown on the last page without thirty days written notice to Lender.

9.   WARRANTIES AND REPRESENTATIONS:

     Each warranty, representation and agreement contained in this Agreement shall be automatically deemed repeated with each advance and shall be conclusively presumed to have been relied on by Lender regardless of any investigation made, or information possessed by Lender. The warranties, representations and agreements set forth herein shall be cumulative and in addition to any and all other warranties, representations and agreements contained in any other document or instrument which Borrower shall give or cause to be given to Lender, either now or hereafter.

10.  RETURNS:

     Without Lender's prior written approval, Borrower shall accept no returns and shall grant no allowances or credits to account debtors so that at any one time the aggregate of such allowance or credits exceed (5%) FIVE PERCENT of Borrower's total accounts. If any property referred to or covered by any account assigned to Lender shall remain in, or revert to, Borrower's possession, Borrower will forthwith set it apart, mark and designate it as Lender's property and promptly notify Lender.

11.  DELIVERY OF DOCUMENTS:

     Borrower will deliver to Lender from time to time a schedule of accounts identifying all accounts and credit memos generated since the last such schedule, a report identifying all collections received from account debtors since the last such report, and accompanying the schedule of accounts and/or the collection report. Borrower shall deliver a status of account report. If Borrower borrows under an inventory line, Borrower shall also deliver inventory certifications on demand, and if no demand, no less than monthly. All such reports and schedules shall contain such terms and be in such form as Lender may require. Borrower will deliver to Lender current financial statements (including balance sheets and income statements) as often as they are regularly prepared, but in no event no less than at the end of every fiscal quarter; and Borrower will deliver to Lender Borrower's annual report within ninety (90) days of the end of Borrower's fiscal year. Borrower shall prepare and provide Lender with agings of Borrower's accounts receivable on demand an if no


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     demand, no less often than monthly. Each assignment, pledge or other security agreement shall include and cover all of Borrower's right, title and interest in the property described therein and all of Borrower's books, records and files relating thereto. All ledger sheets, files, records and documents relating to accounts, inventory or other collateral shall, unless delivered to or removed by Lender, be kept at Borrower's premises in trust for, and without cost to Lender. Lender may at any time remove from Borrower's premises all documents, files and records related to lender's security.

12.  ADDITIONAL CHARGES:

     A.   Borrower agrees that Lender may immediately charge Borrower's account:

          i. for any and all bank service charges, (including without limitation, check processing, wire and back charges), paid by Lender attributable to any advance or collection under this or any other agreement between Borrower;

          ii. for any and all charges to Lender related to any letter(s) of credit obtained or guaranteed by Lender;

          iii. for Lender's periodic audits of Borrower's books, records and assets at the rate of per audit;

          iv. for any and all costs of recording or perfecting Lender's security interest in any property given by Borrower as security for Borrower's indebtedness;

          v. for any and all costs or charges attributable to appraisal or verification or monitoring of property given as a security for Borrower's indebtedness; and

          vi. for any and all office and other expenses and costs, including reasonable attorneys' fees, whether inside or outside counsel (including paralegal), incurred by Lender in enforcing or defending any of Lender's rights under this Agreement or in endeavoring to collect amounts assigned to Lender in any litigation or processing arising under or connected with this Agreement, the indebtedness created hereby or the security given to Lender/

     B.   Borrower shall promptly pay any and all expenses of:

          i. storing, warehousing, insuring, handling and shipping of Borrower's property;

          ii.  any and all excise, property, sales and other taxes;

          iii. any and all costs of releasing or curing encumbrances or liens, levied or imposed by any governmental or taxing authority on Borrower or


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               on any of Borrower's property or any property caused to be given to Lender as security.

          If Borrower fails to promptly pay when due, whether to Lender or any other person, moneys which Borrower is required to pay under this or any portion of this Agreement, Lender may, but need not, pay the same and charge Borrower's account therefor and Borrower shall promptly reimburse Lender therefor. Lender need not inquire as to, or contest the validity of any such expense, tax, security interest, encumbrance or lien, and the receipt of the usual official claim for the payment thereof shall be conclusive evidence that the same was validly due and owing.

13.  COLLECTION OF ACCOUNTS DIRECT NOTICE OF ACCOUNTS:

          Borrower shall have the revocable privilege to collect, at Borrower's expense the payments due on Borrower's accounts, upon the express condition, however, that all such collections shall:

     A.   be received by Borrower in trust for lender;

     B.   not be mingled with Borrower's own funds; and

     C. be delivered to Lender in kind no later than the next working day after Borrower's receipt of the same.

     Borrower's collection privilege as described above is subject to revocation upon the happening of an Event of Default. Unless the instruments so received by Lender are dishonored, or unless lender, in Lender's sole discretion, shall have remitted the amount thereof to Borrower, subject to the provision for clearance, Lender shall promptly credit the amount thereof against the indebtedness, after receipt by Lender.

14.  REPORTS AND AUDITS:

     Lender shall at all reasonable times have full access to, and the right to inspect and audit, all of Borrower's books, records, tax returns, files and reports to governmental agencies, and to inspect and examine the inventory and other security given to Lender. Lender's right to access shall include records of Borrower kept with others including computer service bureaus and Borrower hereby authorize such person(s) to provide Lender with full access to such records. Lender's charges for said audit are set forth in Paragraph 12 hereof.

15.  INSURANCE:

     Borrower shall maintain insurance at Borrower's expense on property given to Lender as security with such carriers, covering such risks and containing such amount of coverage and other terms (including an endorsement providing for non-cancellation except upon thirty (30) days written notice to Lender and a loss payable endorsement in Lender's favor) for full insurable value as Lender may from time to


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     time specify in writing. Borrower shall promptly deliver to Lender copies of all policies, endorsements, evidence of premium payment, claims and reports to insurance carriers.

16.  DEFAULT:

     The revocable collection privilege referred to above shall be automatically revoked and all of the indebtedness shall automatically accelerate and become immediately due and payable upon termination of this Agreement (by lapse of time or otherwise) or upon the happening of any one of the following Event of Default:

     A. Borrower's failure to make any payment to lender when due, or any default under, or breach or violation of, any warranty, representation, obligation, agreement, condition or undertaking contained herein or in any other written document which borrower now or hereafter, executes and delivers, or which borrower now or hereafter causes to be executed and delivered or assigned to Lender;

     B Any change in the business of financial condition of Borrower or of any Guarantor of any of the indebtedness ("Guarantor"), or any decline in the value of any property given to Lender as security, which causes Lender to deem itself insecure;

     C. The withdrawal or cancellation by any Guarantor of any guarantee of any of the indebtedness'

     D. The ceasing to do business as a going concern, or the assignment of any property for the benefit of creditors, by or on the part of Borrower or any Guarantor;

     E. The filing by or against Borrower or any Guarantor of any petition or application in bankruptcy, reorganization, arrangement, trusteeship or receivership, whether under the United States Bankruptcy Code or otherwise, or the appointment of a trustee or receiver over all or any part of the property or business of Borrower or any Guarantor, or the levying of an attachment or garnishment on any of Borrower's property which is not released within ten (10) days;

     F. Any of the property covered by any of the security agreements given or caused to be given by Borrower to Lender is lost, secreted, misused or destroyed; or

     G. The filing of a federal tax lien against Borrower or Borrower's property.

17.  REMEDIES:

     In case of any breach or default by Borrower, or the occurrence of any Event of Default, or if Borrower fails or neglects to promptly pay any and all of Borrower's indebtedness or other liabilities when due or upon demand, all of the indebtedness


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     shall, without notice or demand, become immediately due and payable at
     Lender's option. Upon the occurrence of any Event of Default, Lender shall have, in addition to all rights, remedies at law or equity, the remedies or a secured party under the Uniform Commercial Code of California and the specific rights provided for herein. All such rights are cumulative, Upon the occurrence of any such Event of Default, Lender may immediately or at any time or times thereafter, without any demand or notice Borrower of any Guarantor and without advertisement or notice, all of which are expressly waived, commence an action for the recovery of any and all of the indebtedness; commence proceedings to sell, lease or otherwise dispose of any and all collateral covered by this Agreement and by all security agreements given or caused to be given by Borrower to Lender, and without legal proceedings, enter such places as any of such collateral may be found and take possession of such collateral and sell the same. Such collateral may be sold where it is located at the time of the breach or default, or elsewhere, at public or private sale, for cash, upon credit or otherwise at Lender's sole option and discretion. Borrower hereby further waives all notices of seizure and sale, all requirements that such property be physically present at the place of sale. Any person, including Lender, may purchase at any such sale, free from any right of redemption which is expressly waived, and if Lender is the purchaser, Lender may apply all or any part of the indebtedness toward payment of the purchase price. The proceeds of any such sale or other disposition shall be applied first to all expenses of settling all liens and claims against the collateral; second, to all costs charges and expenses incurred in taking removing, holding, repairing and selling such collateral, including without limitation, all reasonable attorneys' fees incurred by Lender; and third, to the payment of all that indebtedness, whether due or to become due, and whether arising under this Agreement or otherwise. The Lender may bring all proceedings for collection in Lender's name or in Borrower's name and may exercise Lender's right of stoppage in transit, replevin and reclamation. Upon the happening of any such Event of Default or upon demand, Lender shall be privileged, in addition to any other rights accruing to Lender, to terminate this Agreement at Lender's option.

18.  WAIVERS:

     A. Borrower waives presentment, demand, protest and notice of dishonor as to any instrument. Borrower consents to any extensions, modification, allowances, compromises or releases to security, Co-debtors or Guarantors, which Lender may grant, none of which shall release Borrower or any Guarantors from, or affect, any of Borrower's or their obligations to Lender.

     B. So long as Borrower is indebted to Lender, Borrower irrevocable appoints Lender as Borrower's attorney-in-fact and authorizes and empowers Lender, without notice to Borrower, to:

          i. endorse or affix Borrower's name upon any instrument, pleading or document relating to the collection of accounts assigned to Lender or, relating to any property given to Lender as security or upon any check or other instrument given in payment thereof, or upon any omitted assignments, notifications of assignments, demands or auditors


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               verifications relating to assigned collateral and upon all other instruments and documents required to assert and protect lender's rights in the security and the property covered thereby; and

          ii. receive, open and dispose of all mail addressed to Borrower and to instruct the Postmaster to forward Borrower's mail to Lender upon and Event of Default.

     C. Each of us acknowledge that the right to a trial by jury is a constitutional right, but that the right may be waived. Each of us knowingly, voluntarily, irrevocable and without coercion, WAIVE ALL RIGHTS TO TRIAL BY JURY OF ALL DISPUTES BETWEEN BORROWER AND LENDER.

19.  GOVERNING LAW:

     A. Except as otherwise expressly provided in this Agreement, Borrower agrees and intends that this Agreement, and the respective rights and obligations of both Lender and Borrower shall be governed by and construed according to the local laws of the State of California in which this Agreement was primarily negotiated, executed, and delivered; and in which Borrower's obligations to lender are to be primarily performed and which has a substantial relationship to both Borrower and Lender and to the underlying transaction embodied by the Agreement. Notwithstanding the foregoing, Borrower agrees that:

          i. with respect to any collateral given by Borrower to Lender, the perfection and priority of Lender's security interests in personal property collateral or liens on real property collateral shall be governed by the law of the respective states where the respective collateral is located;

          ii. the procedure governing the enforcement by Lender of provisional remedies against Borrower or the collateral, including by way of illustration, but not limited to, actions for claim and delivery of property, replevin, for injunctive relief or for the appointment of a receiver, shall be governed by the law of the state in which such provisional remedies or relief are sought;

          iii. with respect to any collateral given by Borrower to Lender, the procedures for foreclosing on the security interests or liens shall be governed by the laws of the state in which the collateral is located and in which the foreclosure is carried out; provided, however, that this subparagraph shall in no event be construed to provide that the substantive law of the State of California shall govern this Agreement.

          In the event of any foreclosure by Lender on any collateral, regardless of where the collateral is located, Borrower agrees and intends that the laws of the State of California shall govern Lender's right to collect or obtain a


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          judgment for any deficiency following foreclosure, and the parties specifically intend that the laws of other states, including but not limited to Sections 580a and 580d and 726 of the California Code of Civil Procedure shall not be applicable.

20.  VENUE:

     Borrower agrees and intends that the proper and exclusive forum for any litigation of any disputes or controversies arising out of or related to this Agreement shall be the state or federal court with jurisdiction in Orange County, California. Borrower further agrees that the courts located in the State of California shall have jurisdiction over both of Borrower and Lender for the purpose of litigating any dispute or controversy arising out of or related to this Agreement. Notwithstanding the foregoing, Borrower agrees that, with respect to the collateral given Borrower in other states, Lender shall be entitled to commence actions in such states against Borrower or other persons for the purpose of seeking provisional remedies, including by way of illustration, but not limited to, actions for claim and delivery of property, replevin, or for injunctive relief or appointment of a receiver, or actions to foreclose upon security interests or liens given by Borrower to Lender. In the event Borrower should commence or maintain any action arising out of or related to this Agreement in a form other than the courts designated hereby, Lender shall be entitled to request the dismissal of such action, and Borrower stipulates that such action shall be dismissed.

21.  PREPAYMENT, TERMINATION AND RENEWAL:

     Provided either Borrower or Lender gives the other at least thirty (30) days prior written notice, this Agreement shall terminate on March 1, 2002. Either party may terminate this Agreement as elsewhere provided herein, or at any time provided either party gives at least THIRTY days prior written notice. If not terminated by and any method provided above, this Agreement shall continue from year to year thereafter upon the same conditions; and upon said yearly renewal, Lender may charge Borrower's account a line renewal fee of 1% (one percent) of Borrower's Maximum Aggregate Line. If this Agreement terminates prior to the date stated above or terminates during a renewal term prior to the anniversary date, whether it terminates voluntarily or involuntarily by reason of acceleration or upon the Event of Default or otherwise, Borrower agrees to pay a termination charge of $1,00 per month between the date of actual termination and the date stated above; or in the event of termination during a renewal term, between the date of actual termination and the next anniversary date, such termination charge to be paid in its entirety at the time of termination. Notwithstanding termination of this Agreement, all assignments, pledges, liens and/or other security interest now or hereafter granted to Lender shall continue in full force until all of the indebtedness has been paid. After termination and when Lender has received all sums due to Lender, Lender shall reassign to Borrower all collateral held by Lender, and upon execution and delivery of mutual general releases, Lender shall execute a termination or reconveyance of all security agreements given by Borrower to Lender.

22.  NOTICES:

     All notices or demands hereunder shall be i writing and sent by first class mail. They shall be deemed received when deposited in a United States Post Office Box properly addressed to lender or Borrower at the addresses set forth herein or to such other address as Lender or Borrower may from time to time specify in writing.

23.  MISCELLANEOUS:

     Lender's rights and remedies under this Agreement and all security agreements shall be cumulative and Lender shall have all other rights and remedies not inconsistent therewith as provided by law; no exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender or any breach of default or Event of Default on Borrower's party shall be deemed a continuing waiver. NO delay by Lender shall below and shall bind and inure to the benefit of lender's and Borrower's respective successors and assigns. However, Borrower may not assign this Agreement or any rights hereunder without Lender's prior written consent. No such consent by lender shall release Borrower or any Guarantor of any obligation or indebtedness hereunder. Paragraphs and paragraph numbers have been set forth herein for convenience only; unless the contrary is compelled by the context, everything contained in each paragraph applies equally to all paragraphs herein. Neither this Agreement or any uncertainty or ambiguity herein shall be construed or resolved against Lender or Borrower whether under any rule of construction or otherwise; on the contrary, this Agreement has been prepared by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto. When permitted by the context, the singular includes the plural and vice versa.

24.  GENERAL:

     A.   if the Borrower, the undersigned, is two or more in number, then:

          i. Regardless of the form, Lender's payment or other documents evidencing Lender's loans hereunder (consisting of each and every advance) shall be deemed to be made to each and all of the Borrowers and Borrowers shall be jointly and severally obligated to repay the same;

          ii. each of Borrower's jointly and severally makes, and is liable for each and every warranty, representation, obligation, covenant and undertaking under this Agreement; and

          iii. when permitted by the context, the words "Borrower," "Borrower's," or "Borrowers" or similar words referring to the undersigned shall include and mean all, or any one or more of the Borrowers.

25.  PROVISIONS SEVERABLE:

     Each and every provision of this Agreement shall be severable from every other provision for the purposes of determining legal enforceability of any such provisions.

             FOR INFORMATION CONTACT THE DEPARTMENT OF CORPORATIONS,
                               STATE OF CALIFORNIA

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 20th day of February, 2001, in Lake Forest, California.


LENDER:                                            BORROWER:
Camel Financial, Inc.                              Worldwide Medical Corporation
18301 Irvine Blvd.                                 a Delaware Corporation
P.O. Box 2072                                      13 Spectrum Pointe Dr.
Tustin, CA 92781-2072                              Lake Forest, CA 92630

By: Vice President                                 By:  President

                                   EXHIBIT "A"

                                       TO

                           LOAN AND SECURITY AGREEMENT

Paragraph 4, Interest and Charges:

A. Shall read "...interest on any and all advances to Borrower and additional charges pursuant to Paragraph 12 shall be at the rate of:

     i. 3.0% per month during any month in which the average loan balance is below $100,000.00 and,

     ii. 2.5% per month during any month in which the average loan balance is not less than $100,000.00,

         and shall be computed on a 360-day year and upon the actual daily amount of borrower's outstanding indebtedness. should there be any change in the bank base rate on corporate loans (sometimes known as "prime rate") as from time to time published in the wall street journal, or such other ate as the nation's largest banks may substitute therefor, from the rate on the date of this agreement, the rate of interest charged to borrower shall be changed by a like amount."

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of this 20th day of February, 2001, in Lake Forest, California.


LENDER:                                            BORROWER:
CAMEL FINANCIAL, INC.                              Worldwide Medical Corporation
18301 Irvine Blvd.                                 (a Delaware corporation.)
P.O. Box 2072                                      13 Spectrum Pointe Dr.
Tustin, CA 92781-2072                              Lake Forest, CA 92630

By: Vice President                                 By: